INCOME TAXES	2 Months Ended
Apr. 30, 2026
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 6 – INCOME TAXES

The Company accounts for income taxes pursuant to ASC Topic 740, Income Taxes.

For the period from February 24, 2026 (inception) through April 30, 2026, the Company incurred a net operating loss of approximately $906, which may be carried forward to offset future taxable income, subject to applicable limitations under the Internal Revenue Code.

Management believes that it is more likely than not that the deferred tax assets related to the Company’s net operating loss carryforwards will not be realized. Accordingly, the Company has recorded a full valuation allowance against such deferred tax assets.

The Company recognizes interest and penalties related to uncertain tax positions in income tax expense. As of April 30, 2026, the Company had no accrued interest or penalties related to uncertain tax positions and no unrecognized tax benefits.